Supplement Dated October 14, 2019
To The Prospectus Dated April 29, 2019

JNL Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

All changes are effective October 14, 2019.

In the section Summary Overview of Each Fund,” under “Principal Investment Strategies,” for the JNL/Mellon Communication Services Sector Fund, please delete all references to the MSCI USA IMI Communication Services 25/50 Index and replace with the MSCI USA IMI Communication Services Index.

In the section entitled, “Summary Overview of Each Fund,” under “Performance,” for the JNL/Mellon Communication Services Sector Fund, please add the following after the second paragraph:

Effective October 14, 2019, for consistency with the Fund’s principal investment strategies, the Fund will replace the MSCI USA IMI Communication Services 25/50 Index with the MSCI USA IMI Communication Services Index as the Fund's primary benchmark.

In the section “Additional Information About the Funds,” under “Principal Investment Strategies,” for the JNL/Mellon Communication Services Sector Fund, please delete all references to the MSCI USA IMI Communication Services 25/50 Index and replace with the MSCI USA IMI Communication Services Index.

In the section “More About the Funds,” under “Description of Indices” please delete the paragraph for the MSCI USA IMI Communication Services 25/50 Index and replace with the following:

MSCI USA IMI Communication Services Index. The MSCI USA IMI Communication Services Index is a subset of the benchmark MSCI USA Investable Market Index (“IMI”) and is comprised of securities that are classified in the Communication Services sector by the Global Industry Classification Standard (GICS®).

This Supplement is dated October 14, 2019.